Exhibit 10.1
SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT

    SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT (the "Amendment"), dated as of November 10, 2021 and effective as of October 15, 2021 among Yadav Enterprises Inc. (the "Buyer Guarantor"), YTC Enterprises, LLC (the "Buyer") and Fiesta Restaurant Group, Inc. (the "Seller").

WHEREAS, Buyer Guarantor, Buyer and Seller entered into the Stock Purchase Agreement, dated as of July 1, 2021, as amended by the Amendment to Stock Purchase Agreement dated as of August 16, 2021 among Buyer Guarantor, Buyer and Seller (as amended, the "Purchase Agreement") and the letter agreement (the "Letter Agreement") dated as of August 5, 2021.
WHEREAS, Buyer Guarantor, Buyer and Seller desire to amend the Purchase Agreement in accordance with the terms hereof.
WHEREAS, capitalized terms used herein and not defined herein shall have the meanings set forth in the Purchase Agreement.
The Buyer Guarantor, Buyer and Seller hereby agree as follows:
1.Section 2.4(a) of the Purchase Agreement is hereby amended and restated in its entirety as follows:
"(a)   As promptly as practicable, but in any event on or before ninety-one (91) days following the Closing Date, Buyer shall prepare and deliver to Seller a detailed statement (the “Closing Statement”) setting forth Buyer’s computation of Specified Current Assets and Specified Current Liabilities as of the Effective Time and a calculation of the Net Purchase Price based on such computations. Buyer shall prepare the Closing Statement in a manner consistent with the Accounting Principles and the other terms and definitions in this Agreement and Buyer shall include supporting schedules, working papers and all other relevant details to enable a review by Seller thereof. Notwithstanding anything to the contrary set forth herein, if Buyer fails to timely deliver the Closing Statement in accordance with the foregoing, then the Estimated Net Purchase Price shall be deemed final and binding on the Parties."
2.     Except as expressly provided herein, the Purchase Agreement shall remain unchanged and in full force and effect. Each reference to “this Agreement” or “the Purchase Agreement” and words of similar import in the Purchase Agreement and in the agreements and other documents contemplated by the Purchase Agreement shall be a reference to the Purchase Agreement, as amended hereby and the Letter Agreement, and as the same may be further amended, restated, supplemented and otherwise modified and in effect from time to time.
3.    The provisions of Article XI of the Purchase Agreement are incorporated by reference herein as if a part hereof.
[Signature Page To Follow]

    IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first stated above.

FIESTA RESTAURANT GROUP, INC.

By:	/s/ Richard C. Stockinger
Name: Richard C. Stockinger
Title: Chief Executive Officer and President

YTC ENTERPRISES, LLC

By:	/s/ Anil Yadav
Name: Anil Yadav
Title: Managing Member

YADAV ENTERPRISES, INC.

By:	/s/ Anil Yadav
Name: Anil Yadav
Title: CEO/ President

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